NEXGEL
advanced hydrogel solutions

Investor Presentation

January 2024

Forward-Looking Statement

This presentation contains certain forward-looking statements, including those relating to the Company's product development, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature.

Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise.

The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms.

These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC.

Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. Except as otherwise required by law, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

NEXGEL - Who We Are and What We Do

After two decades of creating custom hydrogel solutions for large medical device companies, NEXGEL has expanded its scope of business to include the development of our own patented medical devices, drug delivery systems, over-the-counter (OTC) healthcare consumer products, beauty and cosmetic items and nutritional supplements. Additionally, we've invested in in-house converting and packaging capabilities to ensure a comprehensive approach to meeting the evolving needs of our customers. These strategic expansions reflect our dedication to pioneering advancements across various domains, delivering great value to our customers and stakeholders.

Competitive Advantage:
1 of 2 State-of-the-Art Manufacturing Facilities in NA

Medical grade technology and facility, providing gels to multi-national device companies for over 20 years with sufficient capacity to fulfill consumer and healthcare segments

1 of 2 manufacturing facilities in North America that can produce state-of-the-art hydrogel transdermal products – **successfully used 200+ different** active ingredient combinations to date

16,500-square-ft GMP
13,500-square-ft manufacturing space

3,000-square-ft office space

>1.4 Billion square inches of product per year is total capacity

Sufficient capacity across healthcare and consumer divisions

Electron Beam Accelerator eliminates the need for harmful chemicals in hydrogel production

High barrier to entry for new facilities (2+yrs to go live)

Stringent compliance requirements

Technical expertise needed to operate

Crafted in our FDA Registered Facility

23 YEARS OF SERVICE SINCE 1997

CERTIFIED ISO 13485

CURRENT GOOD MANUFACTURING PRACTICE cGMP



Hydrogels for Consumer and Medical Applications

- Electron beam technology eliminates the need for harmful chemicals in cross-linking, which, along with our paraben-free formulation, makes our patches the only option for many medical device applications and preferred among consumers

- Gentle formulation & strong adhesion properties eliminates many problems with existing transdermal devices & dermal interfaces such as:

  - Deterioration of skin integrity
  - Skin allergies
  - Skin irritation
  - Discomfort
  - Skin tears
  - Removal of dermis
  - Pain

All of these contribute to increased risk of infection and overall patient dissatisfaction

Multiple Shots on Goal for Growth

Medical Devices	Custom & White Label	NEXGEL Inc. Branded Products
NEXGEL is addressing the importance of skin integrity and overall skincare with a medical device licensing model	Bringing proven medical-grade technology to OTC and Beauty & Cosmetics for the first time through many new consumer products & applications	Proprietary brands have been growing rapidly since launch in mid-2020

Multiple Aspirational Medical Device Opportunities

Addressing the importance of skin integrity and overall skincare with a medical device

Medical Device Applications – Drug Delivery, NEXDrape & NEXDerm

Drug Delivery – Potential for drug delivery through unique hydrogels

NEXDrape - A "skin friendly" solution for the surgical drape 510(k) market

- Disrupting the rapidly growing surgical drape industry by providing consistent adhesion; greater skin integrity; comfortable removal post surgery; decreased skin irritation
- Worldwide patents filed
- In early-stage discussions with multiple companies to co-develop and/or market NEXDrape

NEXDerm – For central lines and IVs

- Offers anti-microbial properties, is repositionable, gentle to the skin, pain-free removal, and helps prevent infection
- Potential future applications in the medical device space:
  negative pressure
  colostomy bags
  skin scaffolds





Leading Brand

NEXGEL advanced hydrogel solutions

Amblyopia Treatment

- Amblyopia - type of poor vision that typically occurs in one eye, but can occur in both eyes (also referred to as lazy eye)
- Most common cause of visual impairment in childhood & affects approx. 2 to 3 children out of every 100
- Global Amblyopia market expected to reach over $6 billion by 2027
- Current standard of care are patches placed directly on the skin covering the eye, difficult to adjust and remove, pulling at and irritating the skin
- NEXGEL's hydrogel patch is significantly gentler on the skin and manufactured without the use of harsh chemicals or painful adhesives
- Launched directly to Ophthalmologists and Optometrists in 2H 2023 to gather patient feedback- Potential widescale launch in 1H 2024 to include DTC

Consumer Health & Beauty

Bringing proven medical-grade technology to OTC and B&C for the first time through many new consumer products & applications

Multiple Low-Risk Revenue Paths for Consumer Segment

Research Development / Custom Label

White Label

DTC / E-Commerce Proprietary Brands

YOUR skin friendly PATCH CO.

NOW PARABEN-FREE

Custom & White Label Strategy

NEXGEL leverages platform to supply OTC brands with unique, gentle hydrogel-based products

- All UV cured hydrogel patches contain AMP-acrylates/vinyl Isodecanoate crosspolymer, Toluene, and Vinyl acetate, or similar chemicals, which are non-starters for the Beauty & Cosmetics industry, as are parabens which we have removed
- Customers pay a development fee to create custom products. NEXGEL has no financial risk in the product's success or failure
- White label projects increase awareness that NEXGEL is a consumer-friendly and reliable supplier of customizable patches
- After extensive due diligence, signed partnership agreements with three multi-billion companies: Haleon, AbbVie and STADA

Supply Agreement with AbbVie (NYSE: ABBV)

CG Converting and Packaging is exclusive supplier of gel pads to be used with AbbVie's Rapid Acoustic Pulse device for the improvement in the appearance of cellulite

- Allergan Aesthetics, acquired by AbbVie, purchased Soliton, the owner of the Resonic technology, for $550 million in December 2021
- Leveraging NEXGEL's proprietary hydrogel technology, the gel pads are an important component and must be used FOR ALL body contouring device treatments
- It is expected the Resonic technology will be rolled out by the middle of 2024

THE WALL STREET JOURNAL.

Allergan Aesthetics Completes $550M Acquisition of Soliton

December 22, 2021



Partnership with STADA Arzneimittel AG

Signed December 2023, partnership with European leader in consumer health supports expansion of NEXGEL OTC product portfolio

- Mutually beneficial partnership to distribute and commercialize STADA consumer health OTC products in North America in 2024.
- STADA already focuses on consumer healthcare products, generics and specialty pharm, selling products in approximately 120 countries across the world and this partnership will provide a path into North America.
- In 2022, STADA generated revenue of EUR 3.8 billion and EBITDA of EUR 885 million.

Joint Venture with C.G. Laboratories

50-50 ownership in converting and packaging business in Granbury, Texas

- CG Labs current converting and packaging division is one of NEXGEL's largest customers for many years, revenue generating and already profitable
- Transaction immediately increases converting and packaging capacity, improves margins and streamlines supply chain
- Significant synergies, allowing for onboarding of potential finished goods customers as well as combined marketing and customer outreach
- Deal completed in March 2023 for $500,000 in cash, committed over time
- Already contributed materially to top line growth during Q2 of 2023 and is accretive to earnings

Proprietary Branded Products

YOUR skin friendly PATCH CO.

NOW PARABEN-FREE

Rapid growth since launch in Q4-2020

- Medagel brand selling 11 SKUs on Amazon.com addressing:
    - Migraine Relief
    - Sports & Sports Related Applications
    - General Podiatry
    - Burn / Itch Relief
- Recently launched Turfguard, a unique dressing for soothing turf burn and protecting athletic wound
- Launching beauty and cosmetic brand, Lumagel, in 2H23
- Currently selling products exclusively online (low capital commitment) and partnered with MPG for potential retail distribution


First Aid
Bug Bites
Blisters
Skin Irritations
Minor Burns
Face-Mask Cushions
Medagel
Hexagels PLUS Aloe

SilverSeal® Anti-Microbial Data

- SilverSeal® study was published *SAGE Journals' Scars, Burns and Healing* publication. The results indicated that SilverSeal demonstrated statistically significant improvement of skin functionality, fewer negative symptoms, and a reduction of scar appearance relative to standard petroleum-based dressing.

- NEXGEL, Inc. completed the validation of the anti-microbial properties of the SilverSeal® product line.

- The X-Static Silver-impregnated, hydrogel-based product was found to be up to 99% effective in reducing common bacteria, fungus, and yeasts that can be evident in wounds after superficial skin injury.

Source: NEXGEL underwent AATCC Test Method 100

SilverSeal® Opportunity

40 patient double-blinded study data will allow NEXGEL to make a scar reduction claim
Data has been submitted for peer review and publication

- SilverSeal® currently being sold for OTC wound care online- sales growing
- Supporting clinical data will allow us to make the claim that SilverSeal® reduces scarring
- The scar treatment market is expected to grow to $45.0 billion by 2028[2]

12 Weeks – Treated With SilverSeal®[1]



12 Weeks – Treated With Petroleum[1]



1. "The Use of Silver impregnated hydrogel sheet in the management of foot and ankle incisions and wounds" by Stephen A. Brigido DPM FACFAS Section Chief- Foot and Ankle Reconstruction Director, Fellowship for Foot and Ankle Reconstruction Coordinated Heath at Lehigh Valley Hospital
2. "Scar Treatment Market by Type, Product, Region, Global Industry Analysis, Market Size, Share, Growth, Trends, and Forecast 2021 to 2028" report by Fior Markets

Acquisition of Kenkoderm Skincare Line in December 2023

Expands health and wellness consumer product portfolio with complimentary line of alternative treatments for psoriasis

- Kenkoderm, for TTM, is profitable and expected to be immediately accretive
- Synergies support optimization of marketing and supply chain operations to drive revenue growth and margins
- 6 SKUs sold primarily DTC with significant portion of revenue derived from subscription bundles
- NEXGEL will immediately implement its marketing strategies and open new distribution channels


KENKODERM
KENKODERM
KENKODERM
CONDITIONER
KENKODERM

Capacity Expansion Underway to Fulfill Expected Growth

12,000 square foot expansion of Texas facility to support expected growth in product demand in 2024 is underway

- Expansion will support the expected growth in product demand from its strategic partnerships with AbbVie and STADA, as well as retail launch in '24
- Expected to be completed during Q2 of '24
- Funded by landlord with lease terms to be adjusted accordingly to reflect the increase in square footage
- New automation equipment has been purchased and will be financed

Financial Overview

Revenue Growth with Scalable Infrastructure

Income Statement:

- Record 2023 third quarter revenue: $1.22 million, +115% YOY
- $2.3 million in revenue generated in Q3 and Q2 of '23, exceeded full year 2022 revenue
- Contract manufacturing +182% YOY / branded consumer products +54% YOY
- Gross profit margin of 28.2% as compared to gross loss in Q1 of '23 and 15% in Q2 of '23
- Net loss improvement to $550,000 ($95,000 of non-cash items) as compared to a loss of $814,000 in Q1 ' 23 and $642,000 in Q2 of '23

Balance Sheet:

- $3.3 million of cash as of September 30, 2023
- Sufficient working capital to execute operating plan, including R&D, and invest in accelerating growth plan through 2025

Growth Trends


Revenue Growth per Quarter
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$568K
$524K
$620K
$1.17M,
+108% YOY
$1.227M,
+115% YOY
Full Quarter
Contribution of
CG Labs
+115% YOY
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023

Q2 & Q3 '23 Revenue of $2.3M,
Exceeded 2022 Full Year Revenue


Gross Profit Margin
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-9.2%
15%
28.2%
Q1 2023
Q2 2023
Q3 2023


Net Loss
$400
$200
$0
-$200
-$400
-$600
-$800
-$1,000
($814K)
($642K)
($550K)
Q1 2023
Q2 2023
Q3 2023

Multiple Paths for Growth

*Scalable platform, strong cash position, and low cash needs for B2B expansion and online product sales enable multiple shots on goal with **path to profitability in '24***

	Market	Strategy	Timeline
Medical Devices	Multi-billion hospital market	Licensing model to existing medical device manufacturers	2025
Proprietary Branded Products	Large markets in OTC consumer and beauty & cosmetics	Leverage existing facility capacity to capture sales through Amazon.com and retail (summer of '24)	Growth: Led by hero product, SilverSeal, and new products with Kenkoderm
White/ Custom Label	Low margin B2B projects, opportunity for co-development deals in the future	Leverage existing facility capacity to provide line extensions for white label customers; co-develop products with partners for potential new products with IP	Ongoing effort to grow white label customers, while continuing to explore custom label deals
Contract Manufacturing	Converting and packaging finished goods, both new and existing NEXGEL customers	Benefits should increase once planned expansion, installation and validation of the new equipment is complete	Already contributing materially to top line growth while benefiting bottom line as large growth opportunities with AbbVie and STADA come online

Contact Us

Investor Relations:
KCSA Strategic Communications
Valter Pinto, Managing Director
NEXGEL@KCSA.com